UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 24, 2011
Date of Report (Date of earliest event reported)
ALTRA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201
Braintree, Massachusetts	02184

(Address of principal executive offices)	(Zip Code)
(781) 917-0600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Amendment No. 1 to Credit Agreement and Waiver and Consent
     On February 24, 2011, Altra Holdings, Inc. (the “Company”) entered into Amendment No. 1 to Credit Agreement and Waiver and Consent (the “Amendment”), by and among the Company, Altra Industrial Motion, Inc. (“Altra Industrial”) and the other borrowers party to the Credit Agreement (as defined below) (collectively with Altra Industrial, the “Borrowers” and collectively with the Company, the “Loan Parties”), J.P. Morgan Chase Bank, N.A., as sole lender and administrative agent under the Credit Agreement ( “JPMorgan”). The Amendment amends the Credit Agreement, dated November 25, 2009 (the “Credit Agreement”), by and among the Loan Parties and JPMorgan.
     The Amendment (i) amends certain provisions of the Credit Agreement to permit the Company to issue up to $115,000,000 of senior unsecured convertible notes, (ii) consents to the use by the Loan Parties of proceeds of revolving loans to fund a portion of certain proposed investments, and (iii) waives the available liquidity requirements of the Credit Agreement, to the extent necessary, to permit the Loan Parties to make the proposed investments.
     The foregoing summary of the Amendment is qualified in its entirety by reference to the actual Amendment, which is filed as Exhibit 10.1 hereto and incorporated into this Item 1.01 by reference.

Item 7.01	Regulation FD Disclosure.
     Selected financial data not included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 is attached as Exhibit 99.1 to this Report on Form 8-K.
     The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that the information in this Item 7.01 is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
10.1	Amendment No. 1 to Credit Agreement and Waiver and Consent, dated February 24, 2011

99.1	Summary Selected Financial Data

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Holdings, Inc.
/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title:	Vice President, Legal and Human Resources, General Counsel and Secretary

Date: February 28, 2011

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Amendment No. 1 to Credit Agreement and Waiver and Consent, dated February 24, 2011

99.1	Summary Selected Financial Data